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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05550

The Alger Portfolios
Alger Growth & Income Portfolio

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10003
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

ITEM 1. Reports to Stockholders.

The Alger Portfolios

Alger Growth & Income Portfolio

SEMI-ANNUAL REPORT

June 30, 2015 (Unaudited)

Table of Contents

ALGER GROWTH & INCOME PORTFOLIO

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Shareholders' Letter

June 30, 2015

Dear Shareholders,

Market Rally Continues as Skeptics Cling to Pessimistic View
Pundits for many years have incorrectly opined that equity markets, both in the United
States and abroad, will collapse. Those claims have been frequently repeated even as stocks have continued to generate strong returns. It’s puzzling that skeptics and critics on almost any topic seem to be positioned as the smarter or wiser voices in the room. And yet, those who have been skeptical of equity markets have been wrong in meaningful ways, unlike optimists, including Alger. Indeed, the equity rally following the subprime mortgage crisis has continued, with the S&P 500 index generating a 236% return from March 3, 2009, to June
30 of this year. For the six-month reporting period, the index gained 1.23%. International equities also advanced during the reporting period, with the MSCI ACWI ex USA Index gaining 4.35% and the MSCI Emerging Markets Index returning 3.12%.

Market Volatility
In the U.S., investor sentiment was supported by strong corporate fundamentals, merger and acquisition activity, low interest rates, a strengthening labor market, and expectations that consumer spending could increase as low oil and gasoline prices reduce Americans’ energy bills. Yet, market volatility continued with the S&P 500 producing 12 daily declines of more than 1% during the reporting period.

Early in the reporting period, the potential for declining oil prices to crimp energy producers’
earnings and cause industrial businesses to cut capital expenditures weighed upon investor sentiment. Expectations that the Federal Reserve would raise interest rates also weighed upon investor sentiment. At other times, investors grew concerned that a combination of uneven global economic growth and a strong U.S. dollar could curtail America’s exports.
Concerns that Greece would fail to make debt payments to creditors who bailed the country out during the eurozone crisis also drove volatility. Rather than react quickly to daily changes in investor sentiment, we remained focused on our research-driven strategy that seeks attractive companies that have strong potential to grow earnings.

Oil Prices Jar Investors
From September 2013 to January 1, 2015, the price of West Texas Intermediate crude
(WTI) dropped abruptly from $110.16 to $52.72 a barrel, a result of growing oil production in U.S. shale reserves, a strengthening U.S. dollar, and moderating global energy demand.
The price decline continued with WTI hitting a low of $43.39 in mid-March. At times, the price declines caused investors to fear that the adverse impact of cheap oil on energy company profits could expand to other industries and hinder U.S. economic growth.

It appears that those fears were overblown. With 100% of S&P 500 companies having reported results, first-quarter ex-energy earnings per share increased 7.59% year over year, according to FactSet Research Systems. We acknowledge that concerns over weak earnings growth for the second quarter became more prevalent as the reporting period continued. As of May 1, analysts expected second-quarter ex-energy earnings per share to increase 4.5%.
The number dropped to only 1.9% by the end of the reporting period. From a longer-

term perspective, however, investors are more optimistic, with ex-energy earnings per share expected to grow more than 7% this year, according to an Alger analysis of consensus estimates. Rather than quickly sell energy holdings, we assessed if individual companies could mitigate the impacts of low oil prices on earnings by reducing capital expenditures or cutting other expenses. Broadly speaking, we continued to favor larger companies with diverse product lines, attractive balance sheets, and potential for generating strong free cash flow. The Portfolio’s Energy sector weighting changed only minimally during the reporting period.

While we acknowledged that the impact of cheap oil could spread to other industries, we held to our belief that low petroleum costs could create growth opportunities for consumer companies and stimulate the U.S. economy. Indeed, savings at the gasoline pump this year could give U.S. consumers an additional $100 billion to $200 billion in disposable income and also help keep U.S. food costs down by decreasing trucking expenses, according to
Goldman Sachs and the Wall Street Journal. Low oil prices are also helping energy-intensive industries, such as airlines, cut fuel expenses. With that in mind, Goldman Sachs estimates that lower energy costs could increase U.S. economic growth by 0.2% to 0.5% this year.

U.S. Economic Growth
A preliminary estimate pegged first-quarter annualized gross domestic product (GDP)
growth at 0.2%. It was later revised to a disappointing 0.7% decline and then revised again to a decline of only 0.2%. In comparison, GDP grew 2.2% during the last three months of
2014. The Federal Reserve has maintained that “transitory factors” such as severe winter weather, a strong U.S. dollar, declining oil prices, and labor issues at West Coast ports during the first quarter hurt economic growth. We maintain that the economic recovery is stronger than commonly believed and that a combination of low gasoline prices and a strengthening labor market is likely to support shoppers’ willingness to spend, which is significant since consumer spending represents roughly 70% of U.S. GDP. We are encouraged to have seen seasonally adjusted unemployment decline from a Great Recession high of 10% to 5.5% as of May and average first-quarter wages including employee benefits increase 4.9% year over year, according to the Labor Department’s Employer Costs for Employee Compensation
report.

Federal Reserve Policies
With the Federal Reserve having concluded its asset purchase program, investors have been anticipating when the central bank will increase the Fed Funds rate from the current target range of 0% to 0.25%. Fed officials have emphasized that they will patiently wait for the economy to be strong enough to withstand a rate increase. Despite those comments, investors continued to grow cautious and sold U.S. equities when favorable economic data validated fears that a rate hike was approaching. At Alger, we believe strong companies with healthy balance sheets and potential to grow their earnings may be less susceptible to the adverse impacts of higher interest rates, including increased financing costs. Interest rate increases, furthermore, are likely to be moderate. With low interest rates in many countries and widening spreads between foreign and U.S. bonds, investors abroad who are seeking income-producing securities are likely to turn to America’s fixed-income market, which is likely to support bond prices and keep interest rates down.

Global Markets and a Strengthening U.S. Dollar
As the period progressed, investors grew increasingly concerned that Greece would miss a
June 30 deadline for paying creditors who bailed the country out during the eurozone crisis.
In a last-minute referendum, Greek voters decided to reject a proposed bailout deal that would require the country to implement additional economic and labor reforms. Greece then missed the June 30 deadline payment and became the first developed markets nation to default on an International Monetary Fund program. The country also initiated a banking holiday and capital controls to prevent a collapse of its banking system. We maintain that it is difficult to foresee any winner emerging from the Greek crisis, but we believe that any potential economic and financial contagion will likely be limited.

Investors also anticipated that uneven global economic growth and a strong U.S. dollar would hurt the earnings of American exporters and U.S. multinational companies. The
World Bank also played a role in dampening investors’ outlook for U.S. exports when it forecasted that the global economy will grow only 3% this year compared to its earlier forecast of 3.4%. Rather than hastily sell equities of exporters, we continued to monitor portfolio holdings while assessing if each individual company could take actions, such as cutting expenses, to help offset the impact of a strong U.S. dollar and a potential decline in exports. We believe that investors have overreacted to strong U.S. currency and export concerns. As noted previously, first-quarter growth in S&P 500 ex-energy earnings was
7.59% and consensus estimates point to substantial earnings growth for this year.

Weak economic growth abroad, of course, is challenging for U.S. exporters. While the eurozone economy is showing signs of improving, its growth is expected to limp along at 1.5% for 2015, according to the International Monetary Fund. Russia’s economy, meanwhile, is struggling with declining revenues from energy exports and sanctions that seek to punish the country for its annexation of the Crimea section of Ukraine, and the
World Bank expects Russia’s economy to contract 3.8% this year. In the Pacific, the Bank of Japan has lowered its forecasted annual GDP rate to 2.0% from 2.1%, and in China, a housing slump and weakening growth of exports is causing economic growth to moderate.
After having grown 7.4% in 2014, the country’s economy is estimated to have grown only
7% in the first quarter.

We believe a variety of trends are likely to support economic growth abroad. A strong
U.S. dollar, while being a headwind in the near term for American exporters, is likely to stimulate global growth. A strong dollar makes U.S. goods more expensive in the global marketplace, which gives exporters in countries with weaker currencies a competitive advantage. At the same time, consumers in foreign countries will be more likely to purchase locally manufactured goods. Central banks in many countries, furthermore, are continuing to roll out monetary stimulus. Among other measures, the eurozone is in the midst of a 1 trillion euro, or $1.12 trillion, quantitative easing program that involves purchasing securities to pump cash into the economy and keep interest rates low. The Bank of Japan, for its part, is plowing 80 trillion yen, or the equivalent of $653 billion, annually into the economy with quantitative easing while China is continuing policies that support economic growth. It has published a definitive plan for the One Belt One Road strategy, which among other initiatives seeks to encourage trade by improving infrastructure for global transportation. The People’s
Bank of China, meanwhile, has continued working on interest rate deregulation and it has lowered policy rates.

From a broader perspective, central banks across emerging markets have generally maintained accommodative policies. We note that emerging markets’ earnings growth is expected to hover at 5% in the coming months. For next year, earnings growth is expected to rise to approximately 12%. In addition, the price-to-earnings discount of emerging markets to developed markets is approximately 28%. In our opinion, a 10% to 12% discount is more appropriate.

Reasons for Optimism
We believe that a strengthening U.S. economy will continue to provide fertile ground for corporations to grow earnings and that merger and acquisition activity, shareholder activism, and strong corporate fundamentals are likely to support equities during the foreseeable future. U.S. corporate cash levels of nonfinancial companies totaled $1.73 trillion at the end of 2014, a 117% increase from 2007, according to Moody’s Corporation and MarketWatch.
With large cash balances, corporations are completing mergers and acquisitions at a rapid pace. After declining to $79.5 billion as of January, deal volume climbed to $261 billion in May, which was a 15-year high, according to FactSet Research Systems. In addition to supporting valuations, mergers and acquisitions can potentially help companies grow their earnings by expanding the lineup of products and services that can be distributed with existing sales networks.

We also believe that shareholder activism is a significant factor that will continue to support equity valuations. Activists force companies to be efficient with operations and capital, which puts executives under increased pressure to perform and make decisions that benefit shareholders. We maintain that activists are likely to increase their efforts—at the end of
2014, activist funds had about $120 billion in assets, up 269% over the past five years, according to Corporate Compliance Insights.

At the same time, businesses are supporting their stock valuations by boosting dividends and buying back stock. In the first quarter, dividend net increases (or dividend increases minus decreases) increased $12.6 billion, according to S&P Dow Jones Indices. The growth rate trailed the $17.9 billion increase during the first quarter of 2014, but S&P Dow Jones
Indices still expects dividend payments to set a new record this year. Stock buybacks are also continuing at a record pace. In May, U.S. companies announced $71.2 billion in authorized stock buybacks, which is a 113% year-over-year increase, according to Birinyi Associates.
With $463 billion in authorized buybacks announced during the first five months of 2015, the year is off to the strongest start ever recorded.

Going Forward
We believe that equities are likely to generate attractive returns, although market volatility will continue. We maintain that investment managers who use research-driven strategies can potentially find leading businesses that are well prepared to benefit from large-scale global trends, such as the rising value of the U.S. dollar, rapidly declining oil prices, quantitative easing abroad, and other forms of monetary stimulus. Research-driven investment managers can also find companies that can potentially benefit from new technologies and other trends including medical breakthroughs, increasing use of the Internet, and growing demand for residential and industrial real estate. With that in mind, we remain committed to using our research-driven investment strategy to find attractive investment opportunities for our clients.

Portfolio Matters
The Alger Growth & Income Portfolio returned 1.64% for the six-month period ended
June 30, 2015, compared to the 1.23% return of its benchmark, the S&P 500 index.

The Fund invests in companies that are classified in one of the following categories:
Dividend Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow. During the reporting period, we continued to emphasize
Dividend Growers.

During the period, the largest sector weightings were Financials and Information
Technology. The largest sector overweight was Financials and the largest sector underweight was Utilities. Relative outperformance in the Financials, Utilities, and Industrials sectors was the most important contributor to performance, while Health Care and Information
Technology detracted from results.

Among the most important relative contributors were Blackstone Group LP.; Aetna, Inc.;
Avago Technologies Ltd; and Apple, Inc. Shares of global pharmaceutical company Eli
Lilly & Co. also supported performance. The company offers treatments for diabetes, neurology, and oncology. Its stock performed strongly following an encouraging update from management regarding product regulatory approvals and the size of the company’s diabetes drug market.

Conversely, detracting from overall results on a relative basis were Royal Dutch Shell PLC.;
AbbVie, Inc.; Xerox Corp.; and Tyco International PLC. Shares of Seagate Technology PLC.
also detracted from performance. The company is one of the world’s largest manufacturers of hard disk drives and has a broad product offering that enables it to target enterprise, desktop, laptop, and consumer electronics opportunities. Demand weakness for personal computers and enterprise equipment has caused negative earnings revisions for Seagate, which has hurt the performance of the company’s stock.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

The following companies represented the stated percentages of Fred Alger Management,
Inc. assets under management as of June 30, 2015: Moody’s, 0.00%; FactSet Research
Systems, 0.00%; Goldman Sachs Group, 0.00%; Anthem, Inc., 0.00%; and Alibaba Group,
0.06%.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of Alger Growth & Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s stated returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the
Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of June 30, 2015. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the six-month fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the
Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• The S&P 500 index is an index generally representative of the U.S. stock market without regard to company size.
• The MSCI ACWI ex USA Index is a market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the
United States.
• The MSCI Emerging Markets Index is a free float-adjusted market capital -
ization index that is designed to measure equity market performance in the global emerging markets.
• FactSet Research Systems, Inc. is a multinational financial data and software company.
• Goldman Sachs is a global securities, investment banking, and investment management firm.
• Moody’s Corporation provides credit ratings, financial research, tools and analysis.
• Birinyi Associates, Inc. is a money management and research firm.
• MarketWatch operates a financial information website that provides business news, analysis, and stock market data.
• Corporate Compliance Insights is a professionally designed and managed forum dedicated to online discussion and analysis of corporate compliance, risk assessment, ethics, audit, and corporate governance topics.
• S&P Dow Jones Indices provides investable and benchmark indices to the financial markets.

ALGER GROWTH & INCOME PORTFOLIO
Fund Highlights Through June 30, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth &
Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended June 30, 2015. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500
Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/15/1988
Class I-2 (Inception 11/15/88)	7.47%	16.98%	7.09%	9.02%
S&P 500 Index	7.42%	17.34%	7.89%	10.35%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current perfor -
mance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.
com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†
June 30, 2015 (Unaudited)

Alger Growth & Income
SECTORS/SECURITY TYPES	Portfolio
Consumer Discretionary	14.2%
Consumer Staples	10.8
Energy	7.6
Financials	18.2
Health Care	14.4
Industrials	10.6
Information Technology	17.7
Materials	1.3
Telecommunication Services	3.1
Utilities	1.2
Total Equity Securities	99.1
Short-Term Investments and Net Other Assets	0.9
100.0%

† Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2015 (Unaudited)

COMMON STOCKS—92.6%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	1,723	$827
AEROSPACE & DEFENSE—4.6%
General Dynamics Corp.	2,550	361,309
Honeywell International, Inc.	6,550	667,904
The Boeing Co.	4,050	561,816
		1,591,029
AIR FREIGHT & LOGISTICS—0.7%
United Parcel Service, Inc., Cl. B	2,600	251,966
AIRPORT SERVICES—0.8%
Macquarie Infrastructure Corp	3,500	289,205
APPAREL RETAIL—1.0%
L Brands, Inc.	3,900	334,347
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
Ameriprise Financial, Inc.	1,400	174,902
BlackRock, Inc.	1,500	518,970
		693,872
AUTO PARTS & EQUIPMENT—2.0%
Delphi Automotive PLC.	5,900	502,031
Johnson Controls, Inc.	3,450	170,878
		672,909
AUTOMOBILE MANUFACTURERS—0.5%
General Motors Co.	5,450	181,648
BIOTECHNOLOGY—1.1%
Gilead Sciences, Inc.	3,200	374,656
BREWERS—0.5%
Molson Coors Brewing Co., Cl. B	2,300	160,563
CABLE & SATELLITE—1.6%
Comcast Corporation, Cl. A	9,150	550,281
CASINOS & GAMING—0.5%
Las Vegas Sands Corp.	3,400	178,738
COMMUNICATIONS EQUIPMENT—1.9%
Cisco Systems, Inc.	14,250	391,305
QUALCOMM, Inc.	4,300	269,309
		660,614
CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	3,850	169,130
CONSUMER FINANCE—0.7%
Discover Financial Services	4,300	247,766
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Xerox Corp.	21,150	225,036
DIVERSIFIED BANKS—5.0%
JPMorgan Chase & Co.	13,750	931,700
Wells Fargo & Co.	13,900	781,736
		1,713,436
DIVERSIFIED CHEMICALS—0.9%
The Dow Chemical Co.	5,700	291,669
DRUG RETAIL—2.1%
CVS Caremark Corp.	5,250	550,620

THE ALGER PORTFOLIOS ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
DRUG RETAIL—(CONT.)
Walgreens Boots Alliance, Inc.	2,150	$181,546
		732,166
FERTILIZERS & AGRICULTURAL CHEMICALS—0.4%
Potash Corporation of Saskatchewan, Inc.	4,900	151,753
GENERAL MERCHANDISE STORES—1.1%
Target Corp.	4,550	371,417
HEALTH CARE EQUIPMENT—1.3%
Becton Dickinson and Co.	1,800	254,970
St. Jude Medical, Inc.	2,700	197,289
		452,259
HOME IMPROVEMENT RETAIL—2.0%
The Home Depot, Inc.	6,200	689,006
HOTELS RESORTS & CRUISE LINES—1.1%
Royal Caribbean Cruises Ltd.	4,600	361,974
HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	6,416	501,988
HYPERMARKETS & SUPER CENTERS—1.1%
Wal-Mart Stores, Inc.	5,250	372,383
INDUSTRIAL CONGLOMERATES—2.1%
General Electric Co.	27,600	733,332
INTEGRATED OIL & GAS—3.9%
Exxon Mobil Corp.	11,200	931,840
Royal Dutch Shell PLC.#	7,200	410,472
		1,342,312
INTEGRATED TELECOMMUNICATION SERVICES—3.1%
AT&T, Inc.	10,250	364,080
Verizon Communications, Inc.	15,359	715,883
		1,079,963
INTERNET SOFTWARE & SERVICES—3.0%
Facebook, Inc., Cl. A*	3,400	291,601
Google, Inc., Cl. A*	700	378,028
Google, Inc., Cl. C*	701	364,878
		1,034,507
INVESTMENT BANKING & BROKERAGE—2.6%
Morgan Stanley	17,100	663,309
TD Ameritrade Holding Corp.	6,000	220,920
Virtu Financial, Inc., Cl. A*	350	8,218
		892,447
LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	4,600	206,310
MANAGED HEALTH CARE—2.2%
Aetna, Inc.	3,300	420,618
UnitedHealth Group, Inc.	2,850	347,700
		768,318
MOVIES & ENTERTAINMENT—1.2%
The Walt Disney Co.	3,550	405,197
MULTI-LINE INSURANCE—0.7%
Hartford Financial Services Group, Inc.	5,700	236,949

THE ALGER PORTFOLIOS ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MULTI-UTILITIES—0.7%
Sempra Energy	2,250	$222,615
OIL & GAS EQUIPMENT & SERVICES—0.8%
Halliburton Company	6,550	282,109
OIL & GAS EXPLORATION & PRODUCTION—1.3%
ConocoPhillips	7,150	439,081
OIL, GAS & CONSUMABLE FUELS—0.6%
The Williams Cos., Inc.	3,500	200,865
OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
Bank of America Corp.	22,250	378,695
PACKAGED FOODS & MEATS—0.8%
Kraft Foods Group, Inc.	3,072	261,550
PHARMACEUTICALS—9.0%
Bristol-Myers Squibb Co.	9,000	598,860
Eli Lilly & Co.	7,300	609,477
GlaxoSmithKline PLC.#	5,700	237,405
Johnson & Johnson	7,100	691,966
Pfizer, Inc.	20,036	671,807
Roche Holding AG#	8,000	280,560
		3,090,075
RAILROADS—1.3%
CSX Corp.	14,050	458,732
RENEWABLE ELECTRICITY—0.5%
TerraForm Power, Inc., Cl. A	4,800	182,304
RENEWABLE ENERGY—0.3%
Terra Form Global LLC, Cl. D*,@,(a)	107	107,516
RESTAURANTS—2.0%
Darden Restaurants, Inc.	3,650	259,442
McDonald's Corp.	4,550	432,568
		692,010
SECURITY & ALARM SERVICES—1.1%
Tyco International PLC.	9,400	361,712
SEMICONDUCTOR EQUIPMENT—0.6%
Kla-Tencor Corp.	3,450	193,925
SEMICONDUCTORS—2.8%
Avago Technologies Ltd.	3,550	471,901
Intel Corp.	16,300	495,765
		967,666
SOFT DRINKS—3.0%
PepsiCo, Inc.	6,650	620,711
The Coca-Cola Co.	10,300	404,069
		1,024,780
SPECIALIZED FINANCE—1.2%
CME Group, Inc.	4,480	416,909
SYSTEMS SOFTWARE—2.6%
Microsoft Corp.	20,550	907,283
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.1%
Apple, Inc.	14,200	1,781,035

THE ALGER PORTFOLIOS ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE &
PERIPHERALS—(CONT.)
Seagate Technology PLC.	6,650	$315,875
		2,096,910
TOBACCO—1.8%
Altria Group, Inc.	12,650	618,711
TOTAL COMMON STOCKS
(Cost $22,800,492)		31,823,421
PREFERRED STOCKS—0.1%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	14,862	7,134
Choicestream, Inc., Cl. B*,@,(a)	31,697	15,214
		22,348
TOTAL PREFERRED STOCKS
(Cost $30,903)		22,348
MASTER LIMITED PARTNERSHIP—2.7%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
The Blackstone Group LP.	16,850	688,659
OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy Partners LP.	8,150	251,428
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $654,356)		940,087
REAL ESTATE INVESTMENT TRUST—2.9%	SHARES	VALUE
HEALTH CARE—0.9%
Health Care REIT, Inc.	4,750	311,743
MORTGAGE—0.6%
Blackstone Mortgage Trust, Inc., Cl. A	7,350	204,477
SPECIALIZED—1.4%
Crown Castle International Corp.	2,800	224,840
Lamar Advertising Co.	4,350	250,038
		474,878
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $923,950)		991,098
CONVERTIBLE CORPORATE BONDS—0.8%	SHARES	VALUE
PHARMACEUTICALS—0.8%
Allergan PLC., 5.50%, 3/1/2018	260	271,071
(Cost $260,000)		271,071
Total Investments
(Cost $24,669,701)(b)	99.1%	34,048,025
Other Assets in Excess of Liabilities	0.9%	325,582
NET ASSETS	100.0%	$34,373,607

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a )(3) of the
Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

THE ALGER PORTFOLIOS ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2015 (Unaudited) (Continued)

(b) At June 30, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $24,669,701, amounted to $9,378,324 which consisted of aggregate gross unrealized appreciation of $9,804,325 and aggregate gross unrealized depreciation of $426,001.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date(s)	Cost	Market Value	% of net assets
Choicestream, Inc.	3/14/2014	$500	$827	0.00%
Choicestream, Inc., Cl. A	12/17/2013	11,885	7,134	0.02%
Choicestream, Inc., Cl. B	7/10/2014	19,018	15,214	0.05%
Terra Form Global LLC, Cl. D	6/08/2015	107,000	107,516	0.31%
Total			$130,691	0.38%

See Notes to Financial Statements

ALGER GROWTH & INCOME PORTFOLIO
Statement of Assets and Liabilities June 30, 2015 (Unaudited)

Alger Growth &
Income Portfolio

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedule of investments	$34,024,850
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedule of investments	23,175
Cash and cash equivalents	386,822
Foreign cash †	45
Receivable for shares of beneficial interest sold	2,438
Dividends and interest receivable	41,667
Prepaid expenses	8,637
Total Assets	34,487,634

LIABILITIES:
Payable for investment securities purchased	42,603
Payable for shares of beneficial interest redeemed	9,529
Accrued investment advisory fees	18,026
Accrued transfer agent fees	2,330
Accrued administrative fees	847
Accrued shareholder administrative fees	308
Accrued other expenses	40,384
Total Liabilities	114,027
NET ASSETS	$34,373,607

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	28,606,756
Undistributed net investment income	109,144
Undistributed net realized gain (accumulated realized loss)	(3,720,617)
Net unrealized appreciation on investments	9,378,324
NET ASSETS	$34,373,607
* Identified cost	$24,531,298
** Identified cost	$138,403
† Cost of foreign cash	$44
See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO
Statement of Assets and Liabilities June 30, 2015 (Unaudited) (Continued)

Alger Growth &
Income Portfolio

NET ASSETS BY CLASS:
Class I-2	$34,373,607

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	2,081,679

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$16.51
See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO
Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Alger Growth &
Income Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$491,207
Interest	1,231
Total Income	492,438

EXPENSES:
Advisory fees — Note 3(a)	102,676
Shareholder administrative fees — Note 3(f)	1,755
Administration fees — Note 3(b)	4,827
Custodian fees	10,480
Transfer agent fees and expenses — Note 3(f)	6,116
Printing fees	9,630
Professional fees	16,260
Registration fees	3,633
Trustee fees — Note 3(g)	571
Fund accounting fees	1,833
Miscellaneous	2,619
Total Expenses	160,400
NET INVESTMENT INCOME	332,038

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	1,254,879
Net change in unrealized (depreciation) on investments, options and foreign currency	(988,029)
Net realized and unrealized gain on investments, options, and foreign currency	266,850
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$598,888
* Foreign withholding taxes	$4,348
See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO
Statement of Changes in Net Assets (Unaudited)

	Alger Growth & Income Portfolio
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2015	December 31, 2014

Net investment income	$332,038	$792,657
Net realized gain on investments, options and foreign currency	1,254,879	2,104,791
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	(988,029)	1,223,123
Net increase in net assets resulting from operations	598,888	4,120,571

Dividends and distributions to shareholders from:
Net investment income:
Class I-2	(274,157)	(772,364)
Total dividends and distributions to shareholders	(274,157)	(772,364)

Decrease from shares of beneficial interest transactions:
Class I-2	(1,660,365)	(3,457,836)
Net decrease from shares of beneficial interest transactions
— Note 6	(1,660,365)	(3,457,836)
Total decrease	(1,335,634)	(109,629)

Net Assets:
Beginning of period	35,709,241	35,818,870
END OF PERIOD	$34,373,607	$35,709,241
Undistributed net investment income	$109,144	$51,263
See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Portfolio			Class I-2
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	6/30/2015(i)	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$16.37	$14.88	$11.67	$10.74	$10.25	$9.26
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.16	0.35	0.28	0.27	0.17	0.16
Net realized and unrealized gain on
investments	0.11	1.48	3.20	1.05	0.50	0.97
Total from investment operations	0.27	1.83	3.48	1.32	0.67	1.13
Dividends from net investment income	(0.13)	(0.34)	(0.27)	(0.39)	(0.18)	(0.14)
Net asset value, end of period	$16.51	$16.37	$14.88	$11.67	$10.74	$10.25
Total return	1.64%	12.52%	29.92%	12.34%	6.51%	12.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$ 34,374	$ 35,709	$ 35,819	$ 30,499	$ 30,991	$ 32,935
Ratio of gross expenses to average
net assets	0.91%	1.01%	1.01%	1.09%	1.09%	1.12%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.05)%	(0.05)%
Ratio of net expenses to average net
assets	0.91%	1.01%	1.01%	1.09%	1.04%	1.07%
Ratio of net investment income to
average net assets	1.89%	2.25%	2.07%	2.35%	1.58%	1.72%
Portfolio turnover rate	8.45%	17.56%	24.93%	41.86%	79.18%	41.75%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Fund qualifies as an investment company as defined in the Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Fund operates as a series company currently offering seven series of shares of beneficial interest: the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger
Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth
Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger Growth & Income
Portfolio (the “Portfolio”). The Portfolio’s investment objective is capital appreciation and current income; it invests primarily in equity securities. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees. Investments of the Portfolio are valued on each day the New York Stock Exchange
(the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.
Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment advisor, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the NYSE is open

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Portfolio’s own as -
sumptions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor. The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.
(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in
U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.
The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Portfolio Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of
Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of June 30, 2015.
(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.
The Portfolio declares and pays dividends from net investment income quarterly.

Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the
Portfolio’s distributions may be shown in the accompanying financial statements as either

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences.
Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2011-2014 and the intermediary period through June 30, 2015. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: The fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended June 30, 2015, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Growth & Income Portfolio(a)	0.585%	0.550%	0.585%

(a) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the
Fund’s Fund Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.
(c) Brokerage Commissions: During the six months ended June 30, 2015, the Portfolio paid
Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger
Inc.”), $1,901, in connection with securities transactions.
(d) Interfund Loans: The Portfolio and other funds advised by Alger Management may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the
Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of June 30, 2015.
During the six months ended June 30, 2015, the Portfolio earned interfund loan interest income of $13 which is included in interest income in the accompanying Statement of
Operations.

(e) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Distributor.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolio compensates Alger Management at the annual rate of
0.01% of the average daily net assets for these services.
(g) Trustee Fees: From January 1, 2015 through February 28, 2015, the Portfolio paid each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $24,300 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management. Additionally, each member of the Fund’s audit committee received $81 from the Portfolio for each audit committee meeting attended, to a maximum of $324 per annum.
Effective March 1, 2015, each Independent Trustee receives a fee of $25,875 for each meeting attended, to a maximum of $103,500 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $24,300 per annum paid pro rata by each fund in the Alger
Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:
Purchases and sales of securities, other than U.S. Government securities, purchased options, short sales and short-term securities, for the six months ended June 30, 2015, were as follows:

	PURCHASES	SALES
Alger Growth & Income Portfolio	$3,336,594	$4,300,894

NOTE 5 — Borrowings:
The Portfolio may borrow from its custodian on an uncommitted basis. The Portfolio pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offered
Rate. The Portfolio may also borrow from other funds advised by Alger Management, as discussed in Note 3 (d). For the six months ended June 30, 2015, the Portfolio had no borrowings from its custodian and other funds.

NOTE 6 — Share Capital:
The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the six months ended June 30, 2015 and the year ended December 31,
2014, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	JUNE 30, 2015		DECEMBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Portfolio
Class I-2:
Shares sold	57,425	$950,787	110,630	$1,709,266
Dividends reinvested	16,464	274,157	49,464	772,364
Shares redeemed	(173,682)	(2,885,309)	(386,283)	(5,939,466)
Net decrease	(99,793) $	(1,660,365)	(226,189) $	(3,457,836)

NOTE 7 — Income Tax Information:

At December 31, 2014, the Portfolio, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Alger Growth &
Expiration Dates	Income Portfolio
2017	$4,563,184
2018	437,582
Total	5,000,766

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio on or after January 1, 2011 will not be subject to expiration. In

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended December 31, 2014 the Portfolio utilized $2,160,967 of its capital loss carryforwards.

The difference between book-basis and tax-basis unrealized appreciation (depreciation)
is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

NOTE 8 — Fair Value Measurements:
The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of June 30, 2015, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,813,794	$4,812,967	—	$827
Consumer Staples	3,672,141	3,672,141	—	—
Energy	2,371,883	2,264,367	—	107,516
Financials	4,580,074	4,580,074	—	—
Health Care	4,685,308	4,685,308	—	—
Industrials	3,685,976	3,685,976	—	—
Information Technology	6,085,941	6,085,941	—	—
Materials	443,422	443,422	—	—
Telecommunication Services	1,079,963	1,079,963	—	—
Utilities	404,919	404,919	—	—
TOTAL COMMON STOCKS	$31,823,421	$31,715,078	—	$108,343
CONVERTIBLE CORPORATE BONDS
Health Care	271,071	271,071	—	—
MASTER LIMITED PARTNERSHIP
Energy	251,428	251,428	—	—
Financials	688,659	688,659	—	—
TOTAL MASTER LIMITED
PARTNERSHIP	$940,087	$940,087	—	—
PREFERRED STOCKS
Consumer Discretionary	22,348	—	—	22,348
REAL ESTATE INVESTMENT TRUST
Financials	991,098	991,098	—	—
TOTAL INVESTMENTS IN
SECURITIES	$34,048,025	$33,917,334	—	$130,691

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Portfolio	Common Stocks
Opening balance at January 1, 2015	$1,292
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	51
Purchases and sales	–
Purchases	107,000
Sales	–
Closing balance at June 30, 2015	108,343
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 6/30/2015	$51

Alger Growth & Income Portfolio	Preferred Stocks
Opening balance at January 1, 2015	$34,919
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(12,571)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at June 30, 2015	22,348
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 6/30/2015	$(12,571)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of June 30, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value	Valuation	Unobservable
	June 30, 2015	Methodology	Input	Input
Alger Growth & Income Portfolio
Common Stocks	827	Income	Discount Rate	40%
		Approach
Preferred Stocks	22,348	Income	Discount Rate	40%
		Approach

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On June 30, 2015 there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2015, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Growth & Income Portfolio	$386,867	$386,867	—	—
Total	$386,867	$386,867	—	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 –
Derivatives and Hedging requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indices. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the
Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended June
30, 2015, written equity and index put options were used in accordance with this objective.

The Portfolio’s option contracts were not subject to any rights of offset with any counterparty.
All of the Portfolio’s options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no open derivative instruments as of June 30, 2015.

NOTE 10 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Portfolio because the Portfolio or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended June 30, 2015. Purchase and sale transactions and dividend income earned during the period were as follows

	Shares/Par
	at			Shares/Par
	December			at		Realized	Value at
	31,	Purchases/	Sales/	June	Dividend	Gain	June
Security	2014	Conversion Conversion		30, 2015	Income	(Loss)	30, 2015

Alger Growth & Income Portfolio
Common Stocks
Choicestream, Inc.*	1,723	–	–	1,723	–	–	827
Preferred Stocks
Choicestream, Inc.
Class A & Class B*	46,559	–	–	46,559	–	–	22,348
* Non-income producing security.

NOTE 11 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to June
30, 2015 through the issuance date of the financial statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable;
and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2015 and ending June 30, 2015.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Annualized
			Expenses	Expense Ratio
	Beginning	Ending	Paid During	For the
	Account	Account	the Six Months	Six Months
	Value	Value	Ended	Ended
	January 1, 2015	June 30, 2015	June 30, 2015(a)	June 30, 2015(b)
Alger Growth & Income Portfolio
Class I-2 Actual	$1,000.00	$ 1,016.44	$4.55	0.91%
Hypothetical(c)	1,000.00	1,020.28	4.56	0.91

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 01/2015 3/31/15

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
• When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For nonaffiliates to market to you — for all	No	We don’t share
credit card accounts
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
Collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from you account
• Give us your contact information or
• Provide account information or
• Pay us by check
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all
sharing related to:
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Portfolios’ securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form
N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter. The Portfolios Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330.

In addition, the Portfolio makes its publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Portfolios’ policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer, President or
Secretary.

THE ALGER PORTFOLIOS Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolios holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Portfolio. Such information will include, but not be limited to, relative weightings and characteristics of the
Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010

(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of Alger Growth
& Income Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information

APSAR

ITEM 2. Code of Ethics.

Not applicable.

ITEM 3. Audit Committee Financial Expert.

Not applicable.

ITEM 4. Principal Accountant Fees and Services.

Not applicable.

ITEM 5. Audit Committee of Listed Registrants.

Not applicable.

ITEM 6. Investments.

Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not applicable.

ITEM 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment
Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Growth & Income Portfolio

By: /s/Hal Liebes

Hal Liebes

President

Date: August 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: August 24, 2015

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: August 24, 2015